MARK WALCHIRK PRESIDENT AND CEO JP Morgan Healthcare Conference - January 8, 2019 DRIVING IMPROVED PERFORMANCE Exhibit 99

SAFE HARBOR STATEMENT This presentation contains certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond Patterson's ability to control. Forward-looking statements generally can be identified by words such as "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of Patterson or the price of Patterson stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements.  Such risks and uncertainties include, without limitation, operations disruptions attributable to our enterprise resource planning system implementation; our ability to attract or retain qualified sales representatives and service technicians who relate directly with our customers; the reduction, modification, cancellation or delay of purchases of innovative, high-margin equipment; material changes in our purchasing relationships with suppliers; changes in general market and economics conditions; and the other risks and important factors contained and identified in Patterson's filings with the Securities and Exchange Commission, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. Any forward-looking statement in this presentation speaks only as of the date on which it is made. Except to the extent required under the federal securities laws, Patterson does not intend to update or revise the forward-looking statements.

PATTERSON INVESTMENT THESIS We compete in healthy, growing markets with strong fundamentals We offer a compelling value proposition to customers and are adapting to their changing needs We are making progress with our focus on improvement initiatives to stabilize the business We are driving improved cash flow and reducing working capital We view our dividend as a key method of returning cash to shareholders

SERVING HEALTHY, GROWING MARKETS PATTERSON DENTAL Industry economics compelling Stable market less impacted by reimbursements Digital innovation accelerating demand PATTERSON ANIMAL HEALTH Humanization of pets driving increased spending Strong global demand for protein Pipeline of new products

MODERNIZING AND EXPANDING Investing in high tech equipment and services Growing use of data and analytics Expanding their footprints DIGITALLY DRIVEN Leading software solutions .com and mobile solutions VALUE EXPERTISE AND SERVICE Same day technical service After sales training and support Professional services EVOLVING CUSTOMER NEEDS

TRUSTED EXPERTISE. UNRIVALED SUPPORT. Local branches Same day technical service Patterson Technology Center SERVICE EXCELLENCE One-call resolution by trained experts Staff training specialists Experienced equipment service teams Personalized expert advice Build connections to peer network Local events and training DEDICATED PEOPLE UNRIVALED EXPERTISE Omni-channel access Comprehensive portfolio of products Modern online platform EASY & CONVENIENT Leading software solutions After sales training and support Professional services BUSINESS SOLUTIONS

PATTERSON 3-YEAR STRATEGY FY19: STABILIZE THE CORE FY20: ACCELERATE PERFORMANCE EXPAND PRODUCTS AND SERVICES FY21:

Stabilizing SAP Improving supply chain performance Expanding sales force Launching productivity tools Executing rigorous sourcing process Instituting disciplined cost management Hiring key executive leaders Improving organizational health index Improving customer experience Enhancing sales execution Stabilizing margins Driving improved cash flow Developing Patterson team FY19: STABILIZE THE CORE Adjusted free cash flow up $260M YTD vs. PY Improving working capital efficiency

FY19 BUSINESS UNIT HIGHLIGHTS DENTAL Grew and stabilized sales teams Strong demand for expanded equipment portfolio Accelerating private label sales Improved consumables business trend ANIMAL HEALTH Growing faster than overall market Strong performance across channels and geographies Share gains in key species Rapidly growing private label brands

Continued focus on execution, working capital and margin improvement Return to market growth in Dental and continue market share gains in Animal Health Modernize .com and digital platforms Complimentary M&A FY20: ACCELERATE FY21: EXPAND Accelerate growth in software and technical service

PATTERSON 3-YEAR STRATEGY FY19: STABILIZE THE CORE EXPAND PRODUCTS AND SERVICES FY21: FY20: ACCELERATE PERFORMANCE

YTD FINANCIAL PERFORMANCE 1) Adjusted Free Cash Flow is defined as Operating Cash Flow less Cap Ex plus Collection of Deferred Purchase Price Receivables YTD Six Months Ended 10/28/2018 vs. Prior Year Consolidated Net Sales Growth 2% Adjusted Free Cash Flow Improvement $258M Net Debt Reduction $196M Additional Cash on Balance Sheet $103M Dividends Paid to Shareholders $50M (Current dividend yield of 5%)

PATTERSON INVESTMENT THESIS We compete in healthy, growing markets with strong fundamentals We offer a compelling value proposition to customers and are adapting to their changing needs We are making progress with our focus on improvement initiatives to stabilize the business We are driving improved cash flow and reducing working capital We view our dividend as a key method of returning cash to shareholders

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